UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2005

Tier Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

California	000-23195	94-3145844

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

10780 Parkridge Boulevard, 4th Floor Reston, Virginia	20191

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (571) 381-1090

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

          On February 9, 2005, Tier Technologies, Inc. (the “Company”) announced its financial results for the quarter ended December 31, 2004.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

          The information in this Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers

          On February 9, 2005, the Company announced that it had initiated a formal search for a new chief financial officer.  Jeffrey McCandless, the Company’s current chief financial officer, has agreed to remain in that position until his successor is identified.  The Company expects that Mr. McCandless will remain with the Company after the new chief financial officer is named and will oversee the Company’s business processing outsourcing business as well as lead its mergers and acquisitions activities.

Item 9.01.   Financial Statements and Exhibits

(c) Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1 Press Release, entitled “Tier Reports Fiscal 2005 First Quarter Results,” issued by the Company on February 9, 2005.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.

Date: February 9, 2005	By:

[Name and Title]

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, entitled “Tier Reports Fiscal 2005 First Quarter Results,” issued by the Company on February 9, 2005.

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